UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 3, 2026
(Date of earliest event reported)

BANK5 2025-5YR16

(Central Index Key Number 0002078775)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-283510-03	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable

                     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (?230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (?240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K dated August 11, 2025, which was filed on August 13, 2025 and assigned SEC Accession No. 0001539497-25-002113 (the “Subject 8-K”). The purpose of this amendment is to (i) make clerical and minor revisions to, and file the executed version of, the agreement previously filed as Exhibit 4.4 to the Subject 8-K and (ii) make clerical and minor revisions to the agreement previously filed as Exhibit 4.11 to the Subject 8-K. No other changes are being made to the Subject 8-K.

Accordingly, Exhibit 4.4 of the Subject 8-K, which contained the pooling and servicing agreement, dated as of July 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BANK5 2025-5YR15 PSA”), is hereby amended and restated in its entirety by the version of the BANK5 2025-5YR15 PSA attached hereto as Exhibit 4.4.

Accordingly, Exhibit 4.11 of the Subject 8-K, which contained the co-lender agreement, dated as of August 8, 2025, between JPMorgan Chase Bank, National Association, as initial holder of the note A-1, JPMorgan Chase Bank, National Association, as initial holder of the note A-2, and JPMorgan Chase Bank, National Association, as initial holder of the note A-3 (the “Aman Hotel New York Intercreditor Agreement”), is hereby amended and restated in its entirety by the version of the Aman Hotel New York Intercreditor Agreement attached hereto as Exhibit 4.11.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.4	Pooling and Servicing Agreement, dated as of July 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.11	Co-Lender Agreement, dated as of August 8, 2025, between JPMorgan Chase Bank, National Association, as initial holder of the note A-1, JPMorgan Chase Bank, National Association, as initial holder of the note A-2, and JPMorgan Chase Bank, National Association, as initial holder of the note A-3.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2026	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
		Name:	Leland F. Bunch, III
		Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4

Pooling and Servicing Agreement, dated as of July 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
4.11

Co-Lender Agreement, dated as of August 8, 2025, between JPMorgan Chase Bank, National Association, as initial holder of the note A-1, JPMorgan Chase Bank, National Association, as initial holder of the note A-2, and JPMorgan Chase Bank, National Association, as initial holder of the note A-3.

(E)